Commitments and Contingencies (Details Narrative) - Dec. 31, 2014 - USD ($)	Total
Commitments and Contingencies Disclosure [Abstract]
Commitment, description	On June 7, 2013, prior to the Formation Transactions, Talon RE, entered into a contribution agreement with the remaining interest holder of 5130 LLC pursuant to which it will acquire the remaining 51% interest in 5130 LLC in exchange for 2,820,810 shares of our common stock, subject to receiving consent to the transfer from 5130 LLC's lender.
Loss contingency, estimate of possible loss	$ 75,041
Loss contingencies settlement expense	$ 19,971
Consulting agreement terms	The Company entered into a consulting agreement dated May 29, 2014 with Gerald Trooien (Consultant). This agreement provides for consulting services to Talon Bren Road, LLC for $43,750 per month payable beginning August 15, 2014 and continuing for 59 months thereafter. The agreement will terminate upon any of the following to occur: a. redemption or conversion of all limited partnership units held by Bren Road, LLC, b. sale by Bren Road of any of its partnership units in Talon OP, c. payment to Bren Road of any dividends in respect to Bren Road's interest in Talon, d.Talon qualifies as a REIT.
Contingent liability	$ 0
Contribution agreement	The Company entered into a Contribution Agreement dated May 29, 2014 with Bren Road, LLC, the contributor of the property acquired through our subsidiary, Talon Bren Road, LLC. The agreement provides for any deficit in achieving $1,560,000 of net operating income per year for the first three years to be funded by the contributor. Talon may deliver a NOI Payment Notice to Bren Road LLC if it determines in its reasonable discretion that there will be a NOI Deficit related to any deficit quarter.
Income recognized under Contribution Agreement	$ 188,724
Consulting services	$ 0
Non-cancellable office rental lease remaining term	53 months